February 8, 2007

DATE:                                      February 8, 2007

TO:                                        U.S. Bank National Association, not in its individual capacity but solely as supplemental interest trust trustee for the
                                           benefit of RASC Series 2007-KS1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders, Class M
                                           Certificateholders and Class B Certificateholders under the
                                           Pooling and Servicing Agreement identified below ("PARTY A")

ATTENTION:                                 RASC Series 2007-KS1

FROM:                                      U.S. Bank National Association, not in its individual capacity but solely as supplemental interest trust trustee for the
                                           benefit of RASC Series 2007-KS1 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders under the
                                           Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                                   Payment Swap Confirmation and Agreement
REFERENCE NUMBER

The purpose of this letter agreement (the  "Agreement") is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  "Transaction")  between Party A and Party B. This Agreement,  which evidences a  complete  and  binding  agreement  between  you and us to enter  into the  Transaction  on the terms  set forth  below, constitutes  a  "Confirmation"  as  referred  to in the ISDA  Form  Master  Agreement  (as  defined  below),  as well as a
"Schedule" as referred to in the ISDA Form Master Agreement.

1.       This Agreement is subject to and  incorporates the 2000 ISDA  Definitions  (the  "Definitions"),  as published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this Agreement in lieu of  negotiating  a Schedule to the 1992 ISDA Master  Agreement  (Multicurrency-Cross  Border) form (the "ISDA Form
Master  Agreement") but, rather,  an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency  between the provisions of this Agreement and the
Definitions or the ISDA Form Master  Agreement,  this Agreement shall prevail for purposes of the Transaction.  Terms used and not otherwise  defined herein,  in the ISDA Form Master Agreement or the Definitions  shall have the meanings assigned to them in the  Pooling  and  Servicing  Agreement,  dated as of January  1,  2007,  among  Residential  Asset  Securities
Corporation,  as depositor,  Residential Funding Company, LLC, as master servicer, and U.S. Bank National Association,  as trustee and  supplemental  interest trust trustee (the "Pooling and Servicing  Agreement").  Each reference to a "Section"
or to a  "Section"  "of this  Agreement"  will be  construed  as a  reference  to a Section  of the 1992 ISDA Form  Master
Agreement.  Each  capitalized  term used herein that is not defined herein or in the 1992 ISDA Form Master Agreement shall have the  meaning  defined in the  Pooling and  Servicing  Agreement.  Notwithstanding  anything  herein to the  contrary, should any provision of this Agreement conflict with any provision of the Pooling and Servicing  Agreement,  the provision of the Pooling and Servicing Agreement shall apply.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:
               Effective Date:
               Termination Date:                     January 25, 2037 subject to adjustment  in accordance  with the
                                                     Business Day Convention.
               Business Days:                        California, Minnesota, Texas, New York, Illinois.
               Business Day Convention:              Following.
               PARTY A PAYMENTS:
               Party A Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement.

               Party A Payment Amounts:              On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount  of Net Swap  Payments  and Swap  Termination
                                                     Payments owed to the Swap  Counterparty  remaining unpaid after application  of the  sum of (A)  from  the  Adjusted  Available
                                                     Distribution  Amount that would have  remained had the Adjusted
                                                     Available    Distribution   Amount   been   applied   on   such
                                                     Distribution   Date  to  make   the   distributions   for  such
                                                     Distribution  Date under  Section 4.02(c)  clauses  (i) through
                                                     (x) of the  Pooling  and  Servicing  Agreement,  the sum of (I)
                                                     Accrued  Certificate  Interest  on the  Class SB  Certificates,
                                                     (II) the amount of any  Overcollateralization  Reduction Amount,
                                                     (III) the amount of any Hedge Shortfall Amount and Hedge Shortfall
                                                     Carry-Forward Amount for such Distribution Date and (IV) for each
                                                     Distribution  Date  after the  Certificate   Principal  Balance
                                                     of  each  Class  of  Class A  Certificates, Class M  Certificates
                                                     and Class B Certificates has been reduced to zero, the
                                                     Overcollateralization  Amount, (B) from prepayment  charges on deposit in the  Certificate  Amount,  any prepayment charges received  on the  Mortgage  Loans  during the  related
                                                     Prepayment  Period  and  (C)  the  amount   distributable  with
                                                     respect to REMIC III Regular Interest IO.

               PARTY B PAYMENTS:

               Party B Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement

               Party B Payment Amounts:              On each Party B Payment  Date, an amount equal to the lesser of
                                                     (a)  the  Available   Distribution  Amount  remaining  on  such
                                                     Distribution  Date after the distributions on such Distribution
                                                     Date under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                     Pooling and Servicing  Agreement and (b) the  aggregate  unpaid
                                                     Basis    Risk    Shortfalls    allocated    to   the    Class A
                                                     Certificateholders,  the  Class M  Certificateholders  and  the
                                                     Class B Certificateholders for such Distribution Date.

3.       Additional  Provisions:  Each party hereto is hereby advised and acknowledges that the other party has engaged in
(or  refrained  from  engaging in)  substantial  financial  transactions  and has taken (or  refrained  from taking) other material  actions in reliance  upon the entry by the parties  into the  Transaction  being  entered  into on the terms and conditions set forth herein and in the ISDA Form Master Agreement relating to such Transaction, as applicable.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)  "Specified Entity" is not applicable to Party A or Party B for any purpose.

(b)  "Specified Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly,  Section 5(a)(v)
     shall not apply to Party A or Party B.

(c)  The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d)  The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e)  With respect to Party A and Party B, the  "Bankruptcy"  provision of Section  5(a)(vii)(2)  of the ISDA Form Master
     Agreement will be deleted in its entirety.

(f)  The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(g)  Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)  Market Quotation will apply.

(ii) The Second Method will apply.

(h)  "Termination Currency" means United States Dollars.

(i)  The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

(j)  Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to
     Party A and Party A shall not be required to pay any additional amounts referred to therein.

2)       Tax Representations.

(a)  Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of Party A and Party
     B will make the following representations:

               It is not  required by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment  (other than  interest  under  Section  2(e),  6(d)(ii) or 6(e) of the ISDA Form
               Master  Agreement)  to  be  made  by  it to  the  other  party  under  this  Agreement.  In  making  this representation, it may rely on:

(i)  the  accuracy  of any  representations  made by the other party  pursuant  to Section  3(f) of the ISDA Form Master
     Agreement;

(ii) the satisfaction of the agreement  contained in Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and
     the  accuracy  and  effectiveness  of any  document  provided  by the other party  pursuant to Sections  4(a)(i) or
     4(a)(iii) of the ISDA Form Master Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master  Agreement,
     provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

(b)  Payee Representations.  For the purpose of Section 3(f) of the ISDA Form Master Agreement, Party A and Party B make the following representations: None

3)   Documents to be Delivered. For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)  Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO          FORM/DOCUMENT/                          DATE BY WHICH TO
DELIVER DOCUMENT           CERTIFICATE                             BE DELIVERED
Party A and Party B        Any documents required or               Promptly after the earlier of (i) reasonable
                           reasonably requested to allow           demand by either party or (ii) learning that such
                           the other party to make                 form or document is required
                           payments under this Agreement
                           without any deduction or
                           withholding for or on the
                           account of any Tax or with
                           such deduction or withholding
                           at a reduced rate

(2)  Other documents to be delivered are:

PARTY REQUIRED                FORM/DOCUMENT/                        DATE BY WHICH TO BE     COVERED BY
TO DELIVER                    CERTIFICATE                           DELIVERED               SECTION 3(D)
DOCUMENT                                                                                    REPRESENTATION
Party A and Party B           Any documents required by the         Upon execution and      Yes
                              receiving party to evidence the       delivery of this
                              authority of the delivering party     Agreement and such
                              for it to execute and deliver this    Confirmation
                              Agreement, any Confirmation to
                              which it is a party, and to
                              evidence the authority of the
                              delivering party to perform its
                              obligations under this Agreement
                              and such Confirmation.
Party A and Party B           A certificate of an authorized        Upon the execution      Yes
                              officer of the party, as to the       and delivery of this
                              incumbency and authority of the       Agreement and such
                              respective officers of the party      Confirmation
                              signing this Agreement

4)       Miscellaneous.  Miscellaneous

(a)      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                    Address for notices or communications to Party A:

         Address:                RASC Series 2007-KS1 Supplemental Interest Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, MN 55107

         with a copy to:         Residential Funding Company, LLC
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Tim Jacobson
         Facsimile:              (952) 921-9087

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                RASC Series 2007-KS1 Supplemental Interest Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, MN 55107

         with a copy to:         Residential Funding Company, LLC
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Tim Jacobson
         Facsimile No.:          (952) 921-9087

         (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                  Party A:                         Not Applicable
                  Party B:                         Not Applicable

(c)  Offices.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither Party A nor Party B have any
     Offices other than as set forth in the Notices Section.

(d)  Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement,  neither Party A nor Party B is a Multibranch. Party.

(e)  Calculation Agent. The Calculation Agent is Residential Funding Company, LLC.

(f)  Credit Support Document.

                                    Not Applicable

(g)  Credit Support Provider.

                                    Not Applicable

(h)  Governing Law. The parties to this ISDA  Agreement  hereby agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provision  thereof,  other than New York
     General Obligations Law Sections 5-1401 and 5-1402.

(i)  Non-Petition.  Party A and Party B each hereby  irrevocably and  unconditionally  agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against RASC Series
     2007-KS1  Supplemental Interest Trust, Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-KS1, or the
     other party any bankruptcy,  reorganization,  arrangement,  insolvency, or similar proceeding under the laws of the
     United States, or any other  jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the  Certificates  and the  expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j)  Severability.  If any term, provision,  covenant, or condition of this Agreement, or the application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any  reason,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force and effect as if this
     Agreement had been executed with the invalid or unenforceable  portion eliminated,  so long as this Agreement as so modified continues to express,  without material change,  the original  intentions of the parties as to the subject matter of this  Agreement  and the deletion of such portion of this  Agreement  will not  substantially  impair the respective benefits or expectations of the parties.

               The parties shall endeavor to engage in good faith  negotiations to replace any invalid or  unenforceable term,  provision,  covenant  or  condition  with a valid or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect  of  which  comes  as  close  as  possible  to that of the  invalid  or unenforceable term, provision, covenant or condition.

(k)  [Intentionally Omitted].

(l)  Waiver of Jury Trial. Each party to this Agreement  respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m)  Set-Off.  Notwithstanding  any provision of this  Agreement or any other existing or future  agreement,  each party irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise  withhold  or suspend or condition payment or performance of any obligation  between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n)  This Agreement may be executed in several counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)  Supplemental  Interest Trustee Liability  Limitations.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely as  Supplemental  Interest  Trustee of Party A and Party B, in the exercise of the powers and  authority conferred  and vested in it and that U.S.  Bank  National  Association  shall  perform  its duties and  obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement,
     (b) each of the representations, undertakings and agreements herein made on the part of Party A and Party B is made and intended not as personal representations,  undertakings and agreements by U.S. Bank National Association but is made and  intended  for the purpose of binding  only Party A and Party B, (c)  nothing  herein  contained  shall be construed as creating any liability on U.S. Bank National Association,  individually or personally,  to perform any covenant either expressed or implied  contained herein,  all such liability,  if any, being expressly waived by the parties hereto and by any Person  claiming by, through or under the parties  hereto;  provided that nothing in this paragraph shall relieve U.S. Bank National  Association  from  performing its duties and obligations  hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein,  and (d) under no circumstances  shall U.S. Bank National  Association be personally liable for the payment of any indebtedness or expenses of Party A or Party B or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by Party A or Party B under this Agreement or any other related documents; provided, that nothing in this  paragraph  shall  relieve U.S.  Bank  National  Association  from  performing  its duties and obligations  hereunder  and under the Pooling and Servicing  Agreement in accordance  with the standard of care set forth herein and therein.

5)   "Affiliate".  Party A and  Party B shall be deemed  to not have any  Affiliates  for  purposes  of this  Agreement, including for purposes of Section 6(b)(ii).

6)   Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection
     (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:--

(1)      Nonreliance.  (i) It is not  relying  on any  statement  or  representation  of the  other  party  regarding  the
Transaction  (whether  written  or  oral),  other  than  the  representations  expressly  made  in this  Agreement  or the
Confirmation  in respect of that  Transaction  and (ii) it has consulted with its own legal,  regulatory,  tax,  business, investment,  financial and accounting advisors to the extent it has deemed necessary,  and it has made its own investment, hedging  and  trading  decisions  based upon its own  judgment  and upon any advice  from such  advisors  as it has deemed necessary and not upon any view expressed by the other party.

(2)      Evaluation and Understanding.

(i)      It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own  decision to enter into the  Transaction  and has been  directed by the Pooling and  Servicing  Agreement  to enter into this Transaction; and

(ii)     It understands  the terms,  conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)      Purpose.  It is entering  into the  Transaction  for the  purposes of managing  its  borrowings  or  investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)      Status of  Parties.  The other  party is not  acting as agent,  fiduciary  or  advisor  for it in  respect of the
Transaction.

(5)      Eligible  Contract  Participant.  It is an  "eligible  swap  participant"  as such  term is  defined  in  Section
35.1(b)(2) of the regulations (17 C.F.R 35) promulgated  under, and it constitutes an "eligible  contract  participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

7)       Account Details and Settlement Information:

                           PAYMENTS TO PARTY A:
                           Payments to Party A shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class A Certificateholders, Class M
                           Certificateholders and Class B Certificateholders.
                           PAYMENTS TO PARTY B:
                           Payments to Party B shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class SB Certificateholders.

Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as supplemental interest trust trustee for the benefit of
                                                     RASC Series 2007-KS1 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders

                                                     By: __________________________________
                                                              Name:
                                                              Title:

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as supplemental interest trust trustee for the benefit of
                                                     RASC Series 2007-KS1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders, Class M Certificateholders and
                                                     Class B Certificateholders

                                                     By:_______________________________________
                                                              Name:
                                                              Title: